American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement Large Company Value Fund ■ NT Large Company Value Fund
Supplement dated April 26, 2019 Summary Prospectus and Prospectuses dated August 1, 2018

The following changes are effective April 29, 2019:

The following replaces the Portfolio Managers section on page 4 of the Large Company Value summary prospectus and page 5 of the Large Company Value prospectus and page 4 of the NT Large Company Value prospectus.
Portfolio Managers
Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, has been a member of the team that manages the fund since 2016.
Brian Woglom, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2016.
Philip Sundell, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2016.

The following replaces The Fund Management Team section on page 8 of the prospectus for Large Company Value and page 7 of the prospectus for NT Large Company Value:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Phillip N. Davidson
Mr. Davidson, Senior Vice President and Executive Portfolio Manager, has been a member of the team that manages the fund since 2016. He joined American Century Investments in 1993 as a portfolio manager. He has a bachelor’s degree in finance and an MBA from Illinois State University. He is a CFA charterholder.
Brian Woglom
Mr. Woglom, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2016. He joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2012. He has a bachelor’s degree from Amherst College and an MBA from the Ross School of Business, University of Michigan. He is a CFA charterholder.
Philip Sundell
Mr. Sundell, Portfolio Manager, has been a member of the team that manages the fund since 2016. He joined American Century Investments in 1997, became a senior analyst in 2007 and became a portfolio manager in 2017. He has a bachelor's degree from Missouri State University and an MBA from Texas Christian University. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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